Benefit Plans	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Benefit Plans	Benefit Plans
Pension and other postretirement plans
Defined benefit pension plans and other postretirement plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The Corporation also provides a medical coverage subsidy for eligible employees hired before January 1, 2003, including their eligible dependents, when they retire. In September 2020, the Corporation announced it will eliminate the medical coverage subsidy effective January 1, 2021 for employees who are not eligible to retire as of December 31, 2020. The cost allocated to the Company for these plans was $303 thousand, $609 thousand and $439 thousand in 2020, 2019 and 2018, respectively.
The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation. The cost allocated to the Company for the Allstate Plan was $743 thousand, $953 thousand and $1.0 million in 2020, 2019 and 2018, respectively.